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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 20, 2004

                              CARDINAL HEALTH, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      OHIO
                 (State or Other Jurisdiction of Incorporation)

         1-11373                                         31-0958666
(Commission File Number)                    (IRS Employer Identification Number)

                     7000 CARDINAL PLACE, DUBLIN, OHIO 43017
          (Address of Principal Executive Offices, Including Zip Code)

                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS.

     The Company maintains two five-year $750 million revolving credit facilities. These revolving credit facilities were entered into on March 27, 2003, and on March 23, 2004, respectively. These facilities are available for general corporate purposes. On October 19, 2004, the Company borrowed
$750 million in the aggregate under these revolving credit facilities. The Company intends to use the proceeds from this borrowing for general corporate purposes, including the establishment of pharmaceutical inventory at the Company's new National Logistics Center in Groveport, Ohio. Prior to the borrowing described above, $500 million was outstanding under these revolving credit facilities, bringing the total outstanding amount under these facilities to $1.25 billion.

     The Company is filing the five-year $750 million revolving credit facility dated March 23, 2004, as Exhibit 99.01, and the first amendment dated as of March 24, 2004, to the credit agreement dated March 27, 2003, as Exhibit 99.02 hereto.

     The Company has received a commitment letter for a $500 million committed borrowing facility to be used for general corporate purposes. This facility is in the process of being negotiated.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     99.01 Five-year Credit Agreement, dated as of March 23, 2004, between the Registrant, certain subsidiaries of the Registrant, certain lenders, Wachovia Bank, National Association, as Administrative Agent, Bank One, NA, as Syndication Agent, Bank of America N.A., as Syndication Agent, Barclays Bank PLC, as Documentation Agent, Deutsche Bank Securities, Inc., as Documentation Agent, Wachovia Capital Markets, LLC, as Lead Arranger and Book Manager, and Banc One Capital Markets, Inc., as Lead Arranger and Book Manager.

     99.02 First Amendment to Credit Agreement, Agency Agreement and Amendment to Guaranty, dated as of March 24, 2004, between the Registrant, certain subsidiaries of the Registrant, certain lenders, Bank One, NA and Wachovia Bank National Association.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Cardinal Health, Inc.
                                            (Registrant)

Date:  October 20, 2004                     By:  /s/ J. Michael Losh
                                                --------------------
                                                Name:  J. Michael Losh
                                                Title: Chief Financial Officer








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